SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 1999

                          WEBSTER FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


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
     DELAWARE                          0-15213                   06-1187536
 (State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


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                   WEBSTER PLAZA, WATERBURY, CONNECTICUT 06702
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (203) 753-2921

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

          Webster Financial Corporation announced on January 29, 1999 that its annual meeting of shareholders will be held on Thursday, April 22, 1999 at 4:00 p.m., eastern time, at the Courtyard by Marriott, 63 Grand St., Waterbury, Connecticut. Webster issued a press release on January 29, 1999 describing the meeting and providing additional information about Webster. That press release is filed as Exhibit 99 hereto and is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         99       Press release


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WEBSTER FINANCIAL CORPORATION
                                           (Registrant)

                                            /s/ James C. Smith
                                            ----------------------------------
                                            James C. Smith
                                            Chairman and Chief Executive Officer

Date: February 25, 1999


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         EXHIBIT INDEX

99       Press release